July 14, 2011

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	Aston Funds
File Nos. 033-68666 and 811-8044

To the Commission:

On behalf of Aston Funds (the “Trust”) we are filing today through the EDGAR system pursuant to Rule 497(c) under the Securities Act of 1933, as amended (the “1933 Act”), attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the prospectus, dated March 1, 2011 and supplement to the prospectus dated June 24, 2011for the ASTON/Harrison Street Real Estate Fund (the “Fund”). No fees are required in connection with this filing.

The 497(c) is being filed for the sole purpose of submitting the exhibits containing interactive data format risk/return summary information for the Fund.

Very truly yours,

/s/ James Dimmick
James Dimmick, Assistant Secretary